UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3705 Haven Ave., Suite 120

Menlo Park, California 94025

(Address of principal executive offices)(Zip Code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01	Other Events.

As previously disclosed, on June 20, 2017, Victor Pariso (“Plaintiff”), a purported stockholder of Threshold Pharmaceuticals, Inc. (“Threshold”), filed a putative class action complaint against Threshold and members of its Board of Directors (the “Board”) in the United States District Court for the Northern District of California (the “Court”). This case is captioned Pariso v. Threshold Pharmaceuticals, Inc., et al., Case No. 3:17-cv-03557-WHA (the “Action”). The complaint alleges that (1) Threshold and the members of the Board violated Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder, by filing a Registration Statement on Form S-4 (File No. 333-217993), including a prospectus/proxy statement/information statement therein (the “Form S-4”), which allegedly fails to disclose and/or misrepresents material information about Threshold’s proposed merger with Molecular Templates, Inc., and (2) the members of the Board, as control persons of Threshold, violated Section 20(a) of the Exchange Act in connection with the filing of the allegedly materially deficient prospectus/proxy statement/information statement. On June 27, 2017, Threshold filed an amendment to the Form S-4 with the SEC containing certain supplemental disclosures (the “Supplemental Disclosures”). After the SEC declared the Form S-4 effective on June 30, 2017, Threshold filed with the SEC a final prospectus/proxy statement/information statement also containing the Supplemental Disclosures pursuant to Rule 424(b)(3) promulgated under the Securities Act of 1933, as amended.

On July 7, 2017, Plaintiff filed a stipulation to voluntarily dismiss the Action with prejudice as to himself because he believes the Supplemental Disclosures mooted the claims set forth in the complaint. In voluntarily dismissing the Action, Plaintiff asked the Court to retain jurisdiction for the sole purpose of determining any potential application for an award of attorneys’ fees and expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/s/ Joel A. Fernandes
Joel A. Fernandes
Senior Vice President, Finance and Controller

Date: July 20, 2017